05083F481 BankUnited Financial Corporation Investor Presentation June 2008 Exhibit 99.1

Forward Looking Information
This presentation may contain certain forward-looking statements, which are based on management's expectations regarding factors that may impact the company's earnings and performance in future periods.
Words and phrases such as: "will," "will likely result," "expect," "will continue," "anticipate, " "estimate,"
"project," "believe," "intend," "should," "would, " "may," "can," "could," "plan," "target" and similar expressions are intended to identify "forward-looking statements." Actual results or performance could differ from those implied or contemplated by such statements. Factors that could cause future results and performance to differ materially from current management expectations include, but are not limited to, general business and economic conditions, either nationally or regionally; fiscal or monetary policies; significant weather events such as hurricanes; changes or fluctuations in the interest rate environment; continued deterioration in credit quality and/or a reduced demand for credit; reduced deposit flows and loan demand; real estate values;
competition from other financial service companies in our markets; legislative or regulatory changes, including, among others, changes in accounting standards, guidelines and policies; the issuance or redemption of additional
Company debt or equity; the concentration of operations in Florida, if Florida business or economic conditions continue to decline; reliance on other companies for products and services; the impact of war and the threat and impact of terrorism; volatility in the market price of the Company’s common stock; the company’s inability to raise capital due to challenging market conditions; and other economic, competitive, servicing capacity, governmental, regulatory and technological factors affecting the Company’s operations, price, products and delivery of services. Please refer to the documents that we file periodically with the
SEC, such as the Form 10-K
for the 2007 fiscal year, and reports on Form 10-Q for the December 31, 2007 and March 31, 2008 periods, which contain additional important factors that could cause actual results to differ from the Company’s current expectations and from the forward-looking statements contained in this press release

05083F481
Introduction
This information is designed to assist the investor in
understanding the differences between BankUnited’s portfolio and those of other mortgage lenders
Included in this presentation are the following:
A description of BankUnited’s credit standards
BankUnited residential first mortgage portfolio overview
broken down by product
Portfolio statistics by vintage, geography and MSA
Private mortgage insurance coverage and providers
Details of credit verification process
Note:
1 Refers to BankUnited’s first mortgage portfolio unless otherwise noted
1

05083F481
BankUnited Franchise Overview
Leading independent Florida banking franchise
Established Florida footprint with 86 branches in 13 coastal counties
Largest independent bank in Florida with $14.3 billion in assets at March 31, 2008
$7.6 billion in deposits at April 30, 2008
Attractive retail commercial banking strategy with long track record
Strong focus on community relationship banking and deep product penetration
Long track record of executing on customer relationships to drive franchise profitability and growth
Proactively managing credit, capitalization and liquidity positions
Active credit management and loss mitigation strategy
Proactive capital and liquidity management to maintain well capitalized levels in this difficult environment
Deep and experienced management team executing on strategic initiatives
Actively working to reduce residential dependence and risk while strengthening capital position and diversifying revenue mix

05083F481
Residential Portfolio Credit Standards
No subprime lending
No piggyback loans
No correspondent lending
Regionally based BankUnited underwriters knowledgeable of their markets
Loans underwritten at the fully indexed rate
Loans originated with an loan-to-value (LTV) over 80% almost always insured by private mortgage insurance
Note:
1 “Piggyback” loans are generally second mortgage or home equity loans made by a lender to a borrower at the same time that the lender makes the first mortgage loan.  BankUnited does not make such loans.  Piggyback mortgages are frequently used in the mortgage industry to lower the loan-to-value ratio (LTV) of a first position mortgage to under 80%, thereby eliminating the need for private mortgage insurance (PMI)
2 “Correspondent lending” refers to loans originated and funded by a third party and acquired for portfolio purposes.  We do not have any correspondent originated loans in our portfolio
3 BankUnited’s loans were underwritten using the index rate in effect plus a margin at the time of origination, which could be less than the maximum rate to which a loan can reset over the life of the loan
1
3
2

05083F481
Residential Portfolio Credit Standards
Strong appraisal review process using regionally based appraisers
Differing levels of loan amount, LTV, geography and underwriter judgment trigger in-house appraisal review
Total residential portfolio weighted average FICO at origination of 709 as of
March 31, 2008
Total residential portfolio weighted average LTV at origination was 75.2%
as of March 31, 2008
Note:
1 Includes the adjustment for mortgage insurance.  The average LTV at inception without the adjustment for mortgage insurance at March 31, 2008 was 79.4%
1

Residential Portfolio Credit Standards
Rigorous underwriting standards designed to prevent borrower fraud and ensure accurate borrower representations
FICO Score Criteria
24 months of active credit history required
–
Minimum of four credit lines required
–
No one-time scores allowed
Credit history required, must be as primary borrower, not just signatory
Debt-to-income calculated on all borrower stated obligations including credit cards, auto loans and other recurring debt payments
Employment verification and income reasonableness test applied to income for stated income/verified assets (SIVA) and stated income/stated assets (SISA) loans
Borrower asserted job description compared against stated income
Bank statements, deposits, and/or assets compared against stated income and assets
Limited exposure to high-rise condos and severe credit restrictions in the downtown Miami corridor

Original FICO

BankUnited
Banking For Locals, By Locals

05083F481
ARM
16%
Fixed
9%
OARM
4
75%
March 31, 2008 – Residential Portfolio Overview
Composition by Loan Type
1
Portfolio Breakdown by LTV and FICO
2
Note:
1 Excludes consumer specialty mortgages (loans originated in BankUnited’s branches) and loans held-for-sale
2 Excludes $1.4 billion of loans made to Non-Resident Aliens
3 Comprised primarily of Community Reinvestment Act (CRA) loans
4 OARM = option payment adjustable rate mortgage
Total Loans: $9.8 billion
Original LTV
<= 80% 80.1% –90.0% > 90%
>=740 19.3% 4.3% 1.3%
700 -739 21.5% 5.8% 1.6%
660 -699 25.4% 7.2% 2.2%
640 -659 6.7% 1.2% 0.4%
620 -639 2.1% 0.3% 0.2%
< 620
3
0.4% 0.0% 0.1%

05083F481
2008
1%
2002
2%
2001
3%
2007
21%
2003
4%
2004
11%
2006
36%
2005
22%
March 31, 2008 - Residential Portfolio Overview
1
Composition by Vintage Composition by State
Total Loans: $9.8 billion
Note:
1 Excludes consumer specialty mortgages and loans held-for-sale
CA
9%
AZ
7%
FL
52%
IL
6%
NJ
6%
Other
20%

Original FICO

BankUnited
Banking For Locals, By Locals

05083F481
March 31, 2008 – Option ARM and Select-My-Payment   Portfolio
General Statistics
Portfolio Breakdown by LTV and FICO at Origination
Note:
1 Excludes $1.4 billion of loans made to Non-Resident Aliens
2 Includes adjustment for mortgage insurance
3 Comprised primarily of Community Reinvestment Act (CRA) loans
4 Excludes consumer specialty mortgages
Outstanding Loans at 03/31/08 $7.4 billion
4
Weighted Avg. Broker Premium 2.28%
Weighted Avg. L oan Age 22.6 months
Weighted Avg. Margin 3.31%
Weighted Avg. FICO 708
Weighted Avg. LTV at origination 79.4%
Adjusted Weighted Avg. LTV 2 at
origination
73.2%
Original LTV
<= 80% 80.1% – 90.0% > 90%
>=740 18.1% 4.7% 1.2%
700-739 21.0% 6.5% 1.5%
660-699 25.3% 8.0% 2.2%
640-659 7.1% 1.3% 0.2%
620-639 2.0% 0.3% 0.1%
< 620
3
0.2% 0.0% 0.0%
1
SM

FL 44%
Other 23%
IL 6%
NJ 7%
AZ 9%
CA 11%
March 31, 2008 - Option ARM and Select-My-Payment Portfolio
Composition by Vintage Composition by State
2003
1%
2004
7%
2005
21%
2007
27%
2008
1%
2006
43%
Total Option ARM Loans: $7.4 billion
31% of Option ARM loans originated in 2006 are subject to mortgage insurance

05083F481
March 31, 2008 - Residential Portfolio by Vintage
5.80%
3.56%
9.29%
5.43%
3.20%
1.71%
Non-
Ratio % Origination
Weighted
Avg. FICO
Balance
(in thousands)
% of Total
% With
Mortgage
(MI)
Non-
Performing
Loans
(NPLs)
% of
NPLs
% of
NPLs
with MI
2003 &
Prior 709 $    838,853 8.6% 1% $  14,334 3% 2%
2004 715 $ 1,038,548 10.6% 5% $  33,186 6% 12%
2005 713 $ 2,157,728 22.1% 8% $ 117,122 21% 19%
2006 704 $ 3,529,349 36.1% 29% $ 328,026 58% 47%
2007 710 $ 2,081,212 21.3% 27% $   74,034 12% 59%
2008 716 $    124,674 1.3% 15% --- --- ---
Total 709 $ 9,770,365 100% 19% $ 566,702 100% 39%
Note:
1 Total residential portfolio excludes consumer specialty mortgages, unearned discounts, premiums, loan fees, loans held-for-sale and other.
2 % of NPLs to balance of loans
3 Excludes Community Reinvestment Act (CRA) loans
BankUnited’s underwriting standards provide that borrowers of loans originated with loan-to-value (LTV) ratios greater than 80% at time of origination are required to purchase mortgage insurance
Residential
Insurance
Performing
1
2
3

05083F481
March 31, 2008 -Total Residential Loan Portfolio by Geography
5.80%
4.31%
5.36%
4.88%
4.77%
6.53%
7.09%
6.20%
Non-Performing
Ratio % State
Weighted
Avg. FICO
Original
Weighted Avg.
LTV After MI
Balance
(in thousands)
% of Total
Residential
NPLs
(in thousands) % of NPLs
Florida 710 74.2% $ 5,063,141    52% $ 314,152 55%
California 707 77.6% $    878,086 9% $   62,222 11%
Arizona 711 77.9% $   665,586 7% $   43,468 8%
Illinois 706 75.7% $   573,368 6% $   27,342 5%
New Jersey 705 75.2% $   542,777 6% $  26,510 5%
Virginia 708 76.8% $   455,262 5% $   24,398 4%
Other 707 75.3% $ 1,592,145 15% $   68,610 12%
Total 709 75.2% $ 9,770,365 100% $ 566,702 100%
Note:
1 Total residential portfolio excludes consumer specialty mortgages, unearned discounts, premiums, loan fees, loans held-for-sale and other
2 % of NPLs to balance of loans
1
2

| | | | | | | | |
|---|---|---|---|---|---|---|---|
| | | | | | | | |
| | | | | | | | |
| | | | | | | | |
| | | | | | | | |
| | | | | | | | |
| | | | | | | | |
| | | | | | | | |
| | | | | | | | |
| | | | | | | | |
| | | | | | | | |
| | | | | | | | |
| | | | | | | | |

BankUnited
Banking For Locals, By Locals

March 31, 2008 - Florida Residential Loan Portfolio by MSA
MSA
Weighted
Avg.
FICO
Original
Weighted
Avg. LTV
After MI
Balance
(in thousands)
% of Florida
Residential
NPLs
(in thousands)
Non-
Performing
Ratio % ²
% of Florida
NPLs
Miami 707 72.3% $ 1,345,148   27% $    36,082 2.68% 11%
Fort Lauderdale 709 76.1% $    888,010 18% $    55,727 6.27% 18%
West Palm 708 75.5% $    573,407 11% $    46,714 8.14% 15%
Fort Myers 719 74.4% $    190,345 4% $   34,751 18.29% 11%
Lakeland 710 74.9% $    187,260 4% $     9,245 4.91% 3%
Naples 715 73.9% $    188,319 4% $   22,813 12.11% 7%
Orlando 713 74.0% $    425,570 8% $   27,923 6.56% 9%
Port St. Lucie 707 76.8% $      89,067 2% $  10,378 11.67% 3%
Sarasota 717 74.9% $    272,309 5% $  23,952 8.78% 8%
Tampa 710 76.6% $    348,350 7% $  22,096 6.34% 7%
Other 717 71.9% $    555,355 11% $  24,468 4.41% 8%
Total 710 74.2% $ 5,063,141 100% $ 314,152 6.20% 100%
Strong LTVs at origination and mortgage insurance should mitigate losses
Note:
1 Total residential portfolio excludes consumer specialty mortgages, unearned discounts, premiums, loan fees, loans held-for-sale and other
2 % of NPLs to balance of loans
1

Residential Portfolio Private Mortgage Insurance Coverage
As of March 31, 2008, 19%, or $1.9 billion, of the residential loan portfolio was subject to mortgage insurance and 29% of the 2006 vintage was subject to mortgage insurance
A substantial number of loans were underwritten for private mortgage insurance coverage by employees of the mortgage insurance providers
BankUnited realized a recovery rate on insurance claims of approximately 90% from
May 1, 2007 through March 31, 2008
Insurance Company
% of Coverage of Portfolio
Subject to MI
at March 31, 2008
2006 Vintage
% of Coverage of Portfolio
Subject to MI
at March 31, 2008
United Guaranty (AIG)
47.5% 53.2%
PMI
19.7% 11.1%
Republic
13.9% 22.3%
MGIC
8.2% 6.4%
Triad
5.6% 1.4%
Genworth
4.9% 5.7%
Radian
0.2% 0%

Real Estate Owned (REO) Activity
Ending number of residential properties
Sales
Transferred In
Beginning number of residential properties
For the Quarter Ended March 31, 2008
266
39
145
160
Number of Units
During April and May 2008, the Company sold 41 REO properties and as of May
31, 2008 had an additional 32 properties under contract to be sold.
Property sales prior to acquisition by foreclosure were 41 in April and May 2008

Residential Loan Portfolio - Documentation
Period Ended March 31, 2008
Employment verified loans require either verbal verification of employment, or reasonableness of stated income for employment position, including depth of credit, and confirmation of assets and/or at least two bank deposits supporting stated income
Notes:
1  Total residential portfolio excludes consumer specialty mortgages, unearned discounts, premiums, loan fees, loans held-for-sale and other.
2  No Doc loans require an independent appraisal, and a credit report, are not available to first time home buyers, are only for the borrower's primary residence and generally require higher credit standards
3 LTV at time of origination
Residential Portfolio¹ (thousands) $1,696,877 $4,222,552 $2,966,108 $884,828 $9,770,365
Percentage of Portfolio 17.4% 43.2% 30.4% 9.1% 100.0%
Weighted Average FICO 703 709 707 719 709
Percentage with Mortgage Insurance 9.6% 19.6% 26.2% 9.5% 19.0%
% of NPLs 10.0% 45.0% 36.0% 9.0% 100.0%
Gross Weighted Average LTV
3
77.1% 80.1% 80.5% 77.2% 79.4%
Weighted Average LTV after Mortgage Insurance 3 74.9% 75.6% 74.7% 75.2% 75.2%
Attribute FULL DOC
EMPLOYMENT
VERIFIED STATED
INCOME /
VERIFIED ASSETS
EMPLOYMENT
VERIFIED STATED
INCOME/STATED
ASSETS Totals
PRIMARY
RESIDENCE
NO DOC
2

Credit Verification Process
As part of its strong credit focus, when underwriting loans based on stated
income or stated assets, BankUnited has sought to cross verify borrower assertions through multiple channels
To validate the Company’s underwriting standards, management conducted a random sample of 300 SISA (Stated Income, Stated Asset)
and SIVA (Stated Income, Verified Asset) loans
100% of sampled loans were verified for either verbal verification of employment and reasonableness of stated income or stated assets for the ability to make the fully indexed payment at the time of origination.  This included examining the borrower's depth of credit, verifying reserves and reviewing of assets, and/or confirmation of at least two bank deposits supporting stated income
Note:
1 Sample was selected by choosing every sixty-fourth loan in a population of 19,246 loans outstanding at March 31, 2008. Selected sample equated 1.5% of outstanding loans by balance at March 31, 2008. The results of the sample may not be indicative of the results for the portfolio.
1

Credit Verification Process (cont’d)
89% of sampled loans showed sufficient income to support borrower assertions at the time of origination in at least two or more monthly deposit slips or bank statements
All sampled loans had verified reserves
The stringent process to verify employment and the reasonableness of stated income and/or stated assets supported the borrower’s ability at the time of origination to make a fully indexed payment

Unverified
31%
Verified
69%
Verified
83%
Unverified 17%
Unverified
37%
Verified
63%
Cumulative Credit Verification Process
Verification of Employment
Stated Income Reasonable
for Position
Depth of Credit
1
Verified
89%
Unverified
11%
Substantiate Income
2
Notes:
1 New loan amount similar to previous credit level; no payment shock at fully indexed rate
2 Verification of either bank statements reflecting deposits and/or assets sufficient to demonstrate borrower’s represented stated income
Verified
100%
100% of sampled loans verified for either
verbal verification of employment and
reasonableness of stated income and/or
stated assets for the ability to make the
fully indexed payment.

Option-ARM Payments Above the Minimum
A significant number of borrowers make more than the minimum required payment
Based on a random sample of payments received between September
2007 and March 31, 2008 with respect to 675 loans (3% of total outstanding loans) :
45.3% of loans made at least 1 payment above the minimum
30.2% of loans made at least 2 payments above the minimum
24.1% of loans made at least 3 payments above the minimum
Note:
1 Sample was selected by choosing every thirty-third loan in a population of 22, 418 Option ARM loans outstanding at March 31, 2008. Selected sample equalled 3% of outstanding Option ARM loans by balance outstanding. The results of the sample may not be indicative of results for the port folio of
Option ARMs.
1

% Paid Above Minimum

BankUnited
Banking For Locals, By Locals

Number of Payments Above the Minimum Over the Last 7
Months Ending March 31, 2008
Option-ARM Payments Above the Minimum
Payments Made Above Minimum Over Last 7 Months
Ending March 31, 2008
2 payments
6.1%
3 payments
5.0%
Paid
Minimum
54.7%
1 payment
15.1%
7 payments
5.6%
6 payments
3.6%
5 payments
5.5%
4 payments
4.4%
18.7
21.3
21.6
20.7
21.8
21.5
22.7
0.0
5.0
10.0
15.0
20.0
25.0
Sep-07 Oct-07 Nov-07 Dec-07 Jan-08 Feb-08 Mar-08

05083F481
Fixed
3.0%
ARM
6.6%
OARM
90.4%
NPLs by Loan Type
Total NPLs: $566.7 million
NPLs by State
Other
12.0%
VA
4.0%
IL
5.0%
CA
11.0%
FL
55.0%
NJ
5.0%
AZ
8.0%
Note:
1 Excludes consumer specialty mortgages and loans held-for-sale
March 31, 2008 – Total Non-Performing Loans
1

7.0%
0.8%
2.0%
1.3%
4.3%
0.17%
0.04%
0.01%
0.00%
0.05%
Mar-07 Jun-07 Sep-07 Dec-07 Mar-08
NPL's Charge-Offs
Loan Performance
Option ARM and Select-My-Payment Residential Portfolio
As of March 31, 2008, 31% of the 2006 vintage of the Option ARM and Select-My-
Payment loans were covered by mortgage insurance.  Of the total Option ARM and Select-
My-Payment loans 23% were covered by mortgage insurance.
Period Ended March 31, 2008
0.7%
5.8%
3.6%
1.7%
1.1%
0.00%
0.03%
0.04%
0.12%
0.01%
Mar-07 Jun-07 Sep-07 Dec-07 Mar-08
NPL's Charge-Offs

Option ARMs Resets Projections and Actual Experience
This projection assumes 85% of payments made will be at the
minimum payment each month. Loans currently outstanding
due to reset based on reaching either the 5 year mark or the
115% limit are projected to be:
2,458 loans with estimated balances totaling $819 million in
Fiscal 2009
6,055 loans with estimated balances totaling $1,997 million in
Fiscal 2010
Through April 30, 2008, 87 loans totaling $26.5 million had
reached the reset mark. Of these loans, $25.5 million or 96.2%
were performing as of that date

05083F481
Residential Loan Delinquency Trends
1,2
2006
2007
2008
Note:
1 As of May 2008
2 Includes only 1, 2 and 3 missed payments
0
200
400
600
800
1000
1200
1400
1600
1 Payment Past Due 2 Payments Past Due 3 Payments Past Due

05083F481 BankUnited Financial Corporation Thank You